SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                               DECEMBER 10, 2002

                              KANSAS CITY SOUTHERN

               (Exact name of company as specified in its charter)


          DELAWARE                    1-4717                 44-0663509
-----------------------------  --------------------    -------------------------
(State or other jurisdiction     (Commission file        (IRS Employer
      of incorporation)               number)           Identification Number)




                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105

               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (816) 983 - 1303

                                 NOT APPLICABLE

          (Former name or former address if changed since last report)

ITEM 5.          OTHER EVENTS

GRUPO TMM AND KCS ANNOUNCE NEW DECISION OF MEXICAN FISCAL COURT DENYING TFM'S VAT CLAIM. On December 9, 2002, Grupo TMM, S.A. ("Grupo TMM") and Kansas City Southern, ("KCS"), owners through Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM") of the controlling interest in TFM, S.A. de C.V. ("TFM"), announced that the upper chamber of the Federal Tribunal of Fiscal and Administrative Justice (the "Fiscal Court") has issued a ruling denying TFM's right to recovery with respect to its value added tax ("VAT") claim from the Mexican Federal Government. See the Press Release attached hereto as Exhibit
99.1 for further details.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        EXHIBIT NO. DOCUMENT

        (99)       Additional Exhibits

        (99.1 Press Release issued by Kansas City Southern and Grupo TMM dated December 10, 2002 entitled, "Grupo TMM and KCS Announce New Decision of Mexican Fiscal Court Denying TFM's VAT Claim," is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Kansas City Southern

Date: December 10, 2002                  By:         /S/  LOUIS G. VAN HORN
                                            ------------------------------------
                                                        Louis G. Van Horn
                                                 Vice President and Comptroller
                                                 (Principal Accounting Officer)

EXHIBIT 99.1

GRUPO TMM COMPANY CONTACT:                      AT DRESNER CORPORATE SERVICES:

Jacinto Marina, Chief Financial Officer         Kristine Walczak (general
011-525-55-629-8790                             investors, analysts and media)
jacinto.marina@tmm.com.mx                       312-726-3600)
                                                kwalczak@dresnerco.com

Brad Skinner, Senior Vice President
Investor Relations
011-525-55-629-8725
brad.skinner@tmm.com.mx


Luis Calvillo, Executive Vice President
And Media Relations
011-525-55-629-8758
luis.calvillo@tmm.com.mx


KCS COMPANY CONTACT:

Ronald Russ, Senior Vice President and Chief Financial Officer
816-983-1702
ronald.g.russ@kcsr.com

William H. Galligan, Assistant Vice President
816-983-1551
william.h.galligan@kcsr.com


         FOR IMMEDIATE RELEASE MONDAY, DECEMBER 9, 2002

         GRUPO TMM AND KCS  ANNOUNCE  NEW  DECISION  OF  MEXICAN  FISCAL  COURT
                               DENYING TFM'S VAT CLAIM

         MEXICO CITY,  DECEMBER 9, 2002 - GRUPO TMM,  S.A.  ("GRUPO TMM") (NYSE:
         TMM) AND KANSAS CITY SOUTHERN ("KCS") (NYSE: KSU), owners of the controlling interest in TFM, S.A. de C.V. (TFM), announced that the upper chamber of the Federal Tribunal of Fiscal and Administrative Justice (the "Fiscal Court") has issued a ruling denying TFM's right to receive a value added tax (VAT) refund from the Mexican Federal Government. TFM has not yet received the decision of the Fiscal Court and, therefore, cannot comment on the specific reasoning behind the Fiscal Court's decision. The companies intend to review the decision once it is served upon TFM, and to take all legal steps necessary to protect the interests of the companies' shareholders. Based on the advice of TFM's legal counsel, who have carefully reviewed the prior favorable decision of the appellate court, the partners remain confident of TFM's right under Mexican law to receive the VAT refund.

         Headquartered in Mexico City, Grupo TMM is Latin America's largest multimodal transportation company. Through its branch offices and network of subsidiary companies, Grupo TMM provides a dynamic combination of ocean and land transportation services. Grupo TMM also has a significant interest in Transportacion Ferroviaria Mexicana
         (TFM), which operates Mexico's Northeast railway and carries over 40 percent of the country's rail cargo. Visit Grupo TMM's web site at www.grupotmm.com.mx and TFM's web site at www.tfm.com.mx. Both sites offer Spanish/English language options.

         KCS is a transportation holding company that has railroad investments in the United States, Mexico, and Panama. Its primary holding is Kansas City Southern Railway. Headquartered in Kansas City, Missouri, KCS serves customers in the central and south central regions of the U.S. KCS's rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada, and Mexico.

         Included in this press release are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Companies' managements as well as on assumptions made. Actual results could differ materially from those included in such forward-looking statements. Readers are cautioned that all forward-looking statements involve risks and uncertainty. The following factors could cause actual results to differ materially from such forward-looking statements: global, US and Mexican economic and social conditions; the effect of the North American Free Trade Agreement on the level of US-Mexico trade; the condition of the world shipping market; the success of the Companies' investment in TFM, S.A. de C.V. and other new businesses; risks. These risk factors and additional information are included in Grupo TMM's and KCS' reports on file with the Securities and Exchange Commission.